Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Julian Spitari, Chief Executive Officer and Principal Financial Officer of FrogAds, Inc.., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of FrogAds, Inc. (the "Registrant") for the fiscal quarter ended December 31, 2011 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

/s/ Julian Spitari

Name:  Julian Spitari
Title: Chief Executive Officer
Principal Executive Officer and Principal
Financial Officer